Sonic Automotive, Inc. 1 Q3 Earnings Review October 25, 2011 Exhibit 99.2

Sonic Automotive, Inc. 2
Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.
These statements can generally be identified by lead-in words such as “believe”, “expect”, “anticipate”,
“intend”, “plan”, “foresee”, “may” , “will” and other similar words.  Statements that describe our Company’s objectives, plans or goals are also forward-looking statements.  Examples of such forward-looking information we may be discussing in this presentation include, without limitation, further implementation of our operational strategies and playbooks, future debt retirement, capital expenditures, operating margins and revenues, inventory levels and new vehicle industry sales volume.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a)
economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers and (d) new and used vehicle sales volume. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending December 31, 2010 and our Form 10-Q for period ended June 30, 2011.
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements
.

Sonic Automotive, Inc. 3 Sonic Automotive Q3 2011 o Quarter in Review o Financial Results o Operations Recap o Summary and Outlook

Sonic Automotive, Inc. 4
Overall Results
Grow the base business
Revenues up 13%
New vehicle revenue up 13%; Volume exceeds industry
growth
Used revenue up 17%
F&I revenue up 20%
Fixed Operations revenue up 5%
SG&A to Gross declined to 78.8%
Income from continuing operations up 39%
Q3 2011 diluted EPS from continuing operations was $0.33 per share vs $0.25 in prior year period

Sonic Automotive, Inc.
Third Quarter Results

Q3 2011 B/(W) than Q3
2010
$ %
Revenue $ 1,993 $ 223 13%
Gross Profit $ 303 $ 21 7%
Operating Profit $ 54 $ 7 15%
Interest & Other $ 22 $ 2 8%
Continuing Ops:
Profit (after tax) $ 19 $ 5 39%
Diluted EPS $ 0.33 $ 0.08 32%
SG&A as % of Gross 78.8% 150 bps
(amounts in millions, except per share data)
Focus on base
business is
driving growth
Double-digit
revenue growth
continues
J3 increasing
vehicle
shipments

Sonic Automotive, Inc.
SG&A
150
bps
6
Continue to drive YOY SG&A
to Gross % down
Controlling expenses and
higher gross generation
(amounts
in millions)
Q3 2011 Q3 2010
$ $
Gross Profit
$ 303
$ 282
SG&A :
Advertising
$ 14
$ 13
Compensation
139
132
Rent & Related
31
32
Other
55
49
SG&A Total
$ 239
$ 226
% of
Gross
% of
Gross
4.6%
45.9%
10.1%
18.2%
78.8%
4.5%
46.8%
11.5%
17.5%
80.3%
Sonic Automotive, Inc.

(amounts in millions)
YTD Q3
2011
Expected
Q4 2011
Estimated
2011
Real Estate Acquisitions
All Other Cap Ex
Subtotal
Less: Mortgage Funding
Total Cash Used – Cap Ex
$ 80
56
$ 136
(54)
$ 11
6
$ 17
(15)
$ 91
62
$153
(69)
Sonic Automotive, Inc.
Capital Spending
$ 82 $ 2 $ 84

Sonic Automotive, Inc.
New Retail Vehicles

8.4%
6.9%
(2.9%)
Sonic Mix Adjusted Industry SAAR
Q3 2011 Q3 2010 B/(W)
Volume 27,941 25,780 8.4%
Selling Price $ 35,997 $ 34,381 4.7%
Gross Margin % 6.6% 6.6% 0 bps
GPU $ 2,391 $2,267 $124
Gross Profit $ 67 million $ 58 million 14.3%

Sonic Automotive, Inc.
Used Retail Vehicles

* - Includes: used gross + used reconditioning gross + used F&I gross
Q3 2011 Q3 2010
B/(W)
Retail Volume
Used Related Gross*
Used to New Ratio
$ 78 million
26,608
.95 to 1
22,987
$ 71 million
.89 to 1
$ 7 million
15.8%
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
12%
24%
18%
26%
20%
14%
17%
17%
11%
16%
YOY Unit Volume Change
10 Consecutive
Quarters of
Double-Digit
Volume Growth

Fixed Operations

Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011
$284
$285
$292
$300
$298
Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011
$141 $141
$144
$148
$145
Revenue
Gross Profit
3%
5%
Increase in
wholesale
parts activity
pressured
margin rate
Customer
pay up 4%
Overall gross
profit up 3%
Sonic Automotive, Inc.

Sonic Automotive, Inc. 11
Summary
Base business continues to grow
New vehicle market share continues to increase
Used retail vehicle volume continues to grow at double-
digit rate
Automotive retail industry continues its steady recovery
Forecasting a 12.5 – 12.7 million SAAR
Expect Japanese brands to continue improvement in Q4
Increasing continuing operations earnings estimate to
$1.33 - $1.37 per share for FY 2011